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                                                              Exhibit 10(xx)



                                                              March 31, 2003


K-V Pharmaceutical Company
2503 South Hanley Road
St. Louis, MO 63144

Attention:  Mr. Marc S. Hermelin
            Vice Chairman of the Board
            and Chief Executive Officer

Dear Marc:

         I hereby offer to extend the Consulting Agreement dated May 1, 1999 and expiring on April 30, 2004 for an additional seven year term through April 30, 2011.


                                            /s/ Victor M. Hermelin
                                            ------------------------------
                                            Victor M. Hermelin



                                            K-V Pharmaceutical Company

                                            By: /s/ Gerald R. Mitchell
                                                --------------------------
                                                Gerald R. Mitchell
                                                V-P, Treasurer and CFO